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EXHIBIT 10.2


                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Gilat-To-Home Latin America (Netherlands Antilles) B.V.


We consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-96630, 333-08826, 333-10092, 33312466 and 333-12988), Form
F-3 (No.333-12698), and Form F-4 (No. 333-71422 of our report dated February 8, 2002 with respect to the consolidated financial statements of Gilat-To-Home Latin America (Netherlands Antilles) N.V. which report appears in the Form 20-F of Gilat Satellite Networks Ltd. (none of which aforementioned financial statements are separately presented therein)


Amstelveen, the Netherlands


April 14, 2003

















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